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                                                                  EXHIBIT 10.121


                           AHC PURCHASER HOLDING, INC.
                    SUBSCRIPTION AND ORGANIZATIONAL AGREEMENT


         SUBSCRIPTION AND ORGANIZATIONAL AGREEMENT (the "Agreement"), dated as of December 13, 1999, between AHC PURCHASER HOLDING, INC., a Delaware corporation having an office at 450 North Sunnyslope Rd., Suite 300, Brookfield, WI 53005 (the "Company"), and RDVEPCO, L.L.C., a Michigan limited liability company having an office at c/o RDV Corporation, 126 Ottawa Avenue, N.W., 500 Grand Bank Building, Grand Rapids, MI 49503 (the "Investor"), and ALTERRA HEALTHCARE CORPORATION, a Delaware corporation having an office at 450 North Sunnyslope Rd., Suite 300, Brookfield, WI 53005 ("Alterra").


                              W I T N E S S E T H:


         WHEREAS, Alterra and the Investor have caused the Company's Certificate of Incorporation attached hereto as Exhibit A (the "Certificate") to be filed with the Secretary of State of the State of Delaware;

         WHEREAS, Alterra and Investor desire to complete the organization of the Company;

         WHEREAS, Alterra desires to subscribe for an aggregate of 1,857 shares (the "Common Shares") of the Company's common stock, $.01 par value per share (the "Common Stock"), pursuant to the terms and conditions hereinafter set forth;

         WHEREAS, the Investor desires to subscribe for an aggregate of 1,000 shares (the "Preferred Shares") of the Company's convertible preferred stock, $0.01 par value (the "Preferred Stock"), which will, when issued, have a liquidation preference of $1,000 per share and the designations, powers, preferences, rights, qualifications, limitations and restrictions set forth in the Certificate, pursuant to the terms and conditions hereinafter set forth; and

         WHEREAS, the Common Shares and the Preferred Shares are collectively referred to herein as the "Shares".

         NOW, THEREFORE, in consideration of the premises, and the respective representations and warranties hereinafter set forth, the Company, Alterra and the Investor agree as follows:

         1. SUBSCRIPTION



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                    1.1 Alterra, intending to be legally bound, hereby
irrevocably subscribes for and agrees to purchase the Common Shares, subject to the conditions set forth in paragraph 1.3, below.

                    1.2 The Investor, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the Preferred Shares, subject to the conditions set forth in paragraph 1.3, below.

                    1.3 The obligation of Alterra to purchase the Common Shares and the obligation of the Investor to purchase the Preferred Shares is conditioned upon the simultaneous closing of the "Tranche A Loan" pursuant to the Loan Agreement, dated as of the date hereof, between Alterra and Investor (the "Loan Agreement").

                2.  PURCHASE AND CLOSING

                    2.1 At the Closing (as hereinafter defined), the Company shall issue and sell to (i) Alterra, and Alterra shall purchase from the Company, the Common Shares; and (ii) the Investor, and the Investor shall purchase from the Company, the Preferred Shares.

                    2.2 The aggregate consideration to be paid by the Investor to the Company for the Preferred Shares (the "Preferred Purchase Price") at the Closing shall be $1,000,000.00. The aggregate consideration to be paid by Alterra to the Company for the Common Shares (the "Common Purchase Price") at the Closing shall be $100.00 and the assignment to the Company of Alterra's rights under that certain Agreement of Purchase and Sale dated as of November 30, 1999 by and between Alterra, Meditrust Acquisition Company LLC, New Meditrust Company LLC and T and F Properties, LP (the "Purchase Agreement").

                    2.3 The closing of the purchase and sale of the Shares (the "Closing") shall take place at 1:00 P.M. EST time on Monday, December 13, 1999 or on such date and at such time as the parties shall mutually select. The Closing shall take place at the offices of the Company or at such other place or in such other manner (including by exchange of deliverables via fax and air courier) as the Company, Alterra and the Investor agree.

                    2.4 At Closing, the Company shall deliver the following to the Investor:

                         (a) a certificate, in due and proper form, representing
                    the Preferred Shares purchased upon which a legend substantially in the following form will be endorsed:

                         "THE SHARES REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK INTO WHICH THE SHARES REPRESENTED BY THIS CERTIFICATE MANY BE CONVERTED



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                         HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
                         1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE"; and

                         (b) a certificate of an authorized officer of the
                    Company confirming the accuracy as of the Closing of the matters set forth in Section 4 of this Agreement.

                    2.5. At the Closing, the Company shall deliver the following to Alterra:

                           (a) a certificate, in due and proper form,
                  representing the Common Shares purchased upon which a legend substantially in the following form will be endorsed:

                                    "THE SHARES REPRESENTED BY THIS CERTIFICATE
                           HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE"; and

                           (b) a certificate of an authorized officer of the
                  Company confirming the accuracy as of the Closing of the matters set forth in Section 4 of this Agreement.

                    2.6 At Closing, (i) the Investor shall deliver the Preferred Purchase Price to the Company in immediately available funds by wire transfer to a bank in the United States designated by the Company; and (ii) Alterra shall deliver the Common Purchase Price, with the cash portion thereof to be delivered in immediately available funds.



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         3. REPRESENTATIONS AND ACKNOWLEDGEMENTS OF THE INVESTOR AND ALTERRA

                    3.1 The Investor hereby acknowledges, represents and warrants to (which representations and will be true and correct as of the date of the Closing as if the Agreement were made on the date of Closing), and agrees with, the Company as follows:

                              (a) The Investor is acquiring the Preferred Shares
                         for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part;

                              (b) The Investor acknowledges its understanding
                         that the offering and sale of the Preferred Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), by virtue of Section 4(2) of the 1933 Act and the provisions of Regulation D thereunder. In furtherance thereof, the Investor represents and warrants to and agrees with the Company as follows:

                                    (i) the Investor has the financial ability
                              to bear the economic risk of its investment, has adequate means for providing for its current needs and has no need for liquidity with respect to its investment in the Company;

                                    (ii) the Investor is a corporation, trust,
                              estate benefit plan, partnership or other entity which comes within a category of "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the 1933 Act (17 C.F.R. 230.501(a));

                              (c) The Investor:

                                    (i) has had access to the Company's files
                              and records (including, without limitation, the files and records of its wholly-owned subsidiary, AHC Purchaser, Inc. ("AHC Subsidiary")) (collectively, the "Documents") and understands and has evaluated the risks of a purchase of the Preferred Shares, and has relied solely on the information contained in the Documents;

                                    (ii) has been provided an opportunity to
                              obtain additional information concerning the
                              Company and AHC Subsidiary and has been given the opportunity to ask questions of and receive answers from the Company concerning the items and conditions of this investment, and has been given the


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                                    opportunity to obtain such additional
                                    information necessary to verify the accuracy of the information contained in the Documents or that which was otherwise provided in order for the Investor to evaluate the merits and risks of purchase of the Preferred Shares, and has not been furnished any other offering literature or prospectus except as mentioned herein;

                                            (iii) has not relied on any oral
                                    representation or oral information in
                                    connection with the offering of the
                                    Preferred Shares which is not contained in this Agreement or in the Documents; and

                                            (iv) has determined that the
                                    Preferred Shares are a suitable investment and that at the time of Closing, the Investor could bear a complete loss of its investment.

                                    (d) The Investor represents, warrants and
                           agrees that it will not sell or otherwise transfer the Preferred Shares or the shares of the Company's common stock into which the Preferred Shares may be converted unless registered under the 1933 Act or in reliance upon an exemption therefrom, and fully understands and agrees that it must bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the Preferred Shares or underlying securities have not been registered under the 1933 Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of other than pursuant to an exception from registration under the 1933 Act and any other applicable securities laws.

                                    (e) The person signing this Agreement on
                           behalf of Investor has been duly authorized by Investor to do so.

                                    (f) The execution and delivery by the
                           Investor of and the performance by the Investor of its obligations under this Agreement will not contravene any provision of applicable law or the governing documents of the Investor or any agreement or other instrument binding upon the Investor, or any judgment, or decree of any governmental body, agency or court having jurisdiction over the Investor, and no consent approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Investor of its obligations under this Agreement in accordance with its terms.



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                                    (g) The Investor has been duly organized, is
                           validly existing and is in good standing under the laws of the State of Michigan. The Investor has full limited liability company power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Investor and constitutes the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms, except as such enforcement may be limited by the laws effecting creditors rights generally and general equitable principles.

                    3.2 Alterra hereby acknowledges, represents and warrants to (which representations and will be true and correct as of the date of the Closing as if the Agreement were made on the date of Closing), and agrees with, the Company as follows:

                                    (a) Alterra is acquiring the Common Shares
                           for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part;

                                    (b) Alterra acknowledges its understanding
                           that the offering and sale of the Shares is intended to be exempt from registration under the 1933 Act, by virtue of Section 4(2) of the 1933 Act and the provisions of Regulation D thereunder. In furtherance thereof, Alterra represents and warrants to and agrees with the Company as follows:

                                            (i) Alterra has the financial
                                    ability to bear the economic risk of its investment, has adequate means for providing for its current needs and has no need for liquidity with respect to its investment in the Company;

                                            (ii) Alterra is a corporation,
                                    trust, estate benefit plan, partnership or other entity which comes within a category of "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the 1933 Act (17 C.F.R. 230.501(a));

                                    (c) Alterra:

                                            (i) has had access to the Documents
                                    and understands and has evaluated the risks of a purchase of the Common Shares, and has relied solely on the information contained in the Documents;

                                            (ii) has been provided an
                                    opportunity to obtain additional information concerning the Company and AHC


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                                    Subsidiary and has been given the
                                    opportunity to ask questions of and receive answers from the Company concerning the items and conditions of this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in the Documents or that which was otherwise provided in order for the Investor to evaluate the merits and risks of purchase of the Preferred Shares, and has not been furnished any other offering literature or prospectus except as mentioned herein;

                                            (iii) has not relied on any oral
                                    representation or oral information in
                                    connection with the offering of the
                                    Preferred Shares which is not contained in this Agreement or in the Documents; and

                                            (iv) has determined that the Common
                                    Shares are a suitable investment and that at the time of Closing, Alterra could bear a complete loss of its investment.

                                    (d) Alterra represents, warrants and agrees
                           that it will not sell or otherwise transfer the Common Shares unless registered under the 1933 Act or in reliance upon an exemption therefrom, and fully understands and agrees that it must bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the Common Shares have not been registered under the 1933 Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of other than pursuant to an exception from registration under the 1933 Act and any other applicable securities laws.

                                    (e) The person signing this Agreement on
                           behalf of Alterra has been duly authorized by Alterra to do so.

                                    (f) The execution and delivery by Alterra of
                           and the performance by Alterra of its obligations under this Agreement will not contravene any provision of applicable law or the governing documents of Alterra or any agreement or other instrument binding upon Alterra, or any judgment, or decree of any governmental body, agency or court having jurisdiction over the Investor, and no consent approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Alterra of its obligations under this Agreement in accordance with its terms.



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                                    (g) Alterra has been duly organized, is
                           validly existing and is in good standing under the laws of the State of Delaware. Alterra has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by Alterra and constitutes the legal, valid and binding obligations of Alterra, enforceable against Alterra in accordance with its terms, except as such enforcement may be limited by the laws effecting creditors rights generally and general equitable principles.

                    3.3 Alterra and the Investor hereby acknowledge that they have directed and caused the Certificate to be filed with the Secretary of State of the State of Delaware and they have reviewed, and do hereby acknowledge their approval of, the other organizational documents of the Company (together with the Agreement, the "Organizational Documents") consisting of the Organizational Minutes of the Company's Board of Directors attached hereto as Exhibit B, the Company's Bylaws attached hereto as Exhibit C and the forms of the certificate for each of the Common Stock and the Preferred Stock attached hereto as Exhibits D-1 and D-2, respectively.

         4. COMPANY REPRESENTATIONS, WARRANTIES AND COVENANTS

         The Company hereby acknowledges, represents and warrants to, and agrees with the Investor and Alterra (which representations and will be true and correct as of the date of the Closing as if the Agreement were made on the date of Closing) as follows:

                    4.1 The Company is validly existing and is in good standing under the laws of the State of Delaware. As a result of the execution or approval of the Organizational Documents by the Company or the other signatories thereto (as the case may be), the Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by laws effecting creditors rights generally and general equitable principles. The sole business of the Company is to serve as the parent company of AHC Subsidiary, and the Company shall not engage in any business or activity other than (i) the transactions contemplated by this Agreement, the Loan Agreement and by such other agreements as may be contemplated thereby and (ii) serving as the parent company of AHC Subsidiary. Immediately after the Closing, the Company shall assign its rights under the Purchase Agreement to AHC Subsidiary in connection with the initial capitalization thereof.

                    4.2 The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not (a) contravene any provision of applicable law or the charter documents or by-laws of the Company or any agreement or other instrumental body, agency or court




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having jurisdiction over the Company, or (b) give any third party rights to acquire capital stock of the Company. No filing (except for such filings as may be required under applicable state and federal securities laws), notice, consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

                    4.3 The Documents do not, and through the date of the Closing will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    4.4 All of the Common Shares and the Preferred Shares have been duly authorized and, when issued in accordance herewith, shall be validly issued, fully paid, non-assessable and free of preemptive or similar rights. The Company does not have any class of authorized stock other than Common Stock and Preferred Stock. Except for Alterra with respect to the Common Shares and the Investors with respect to the Preferred Shares (including the Common Stock issuable upon the conversion thereof pursuant to the Certificate), no person has any right to receive any additional shares of capital stock of the Company. In addition, the shares of Common Stock issuable upon the conversion of the Preferred Shares, when issued as provided in the Certificate shall be validly issued and fully paid and non-assessable, and such shares shall not be subject to any preemptive or similar rights.

                    4.5 The Company is not in violation of its charter or bylaws and is not in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust, license, contract, lease or other instrument to which the Company is a party or by which it is bound, or to which any of the property or assets of the Company is subject, except such as have been waived or which would not have, singly or in the aggregate, a material adverse effect on the company, taken as a whole.

                    4.6 There is no litigation or governmental proceeding pending, or to the knowledge of the Company, threatened against, or involving the property or the business of the Company, or, to the best knowledge of the Company which would adversely affect the condition (financial or otherwise), business, prospects or results of operations of the Company, taken as a whole.

                    4.7 Except as set forth in the Certificate, there is no existing option, warrant, call, right, commitment or other agreement of any character to which the Company is a party requiring, and there are no securities of the Company outstanding which upon conversion or exchange would require the issuance, sale or transfer of any additional shares of capital stock


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or other equity securities of the Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of the Company. The Company is not a party to any voting trust or other voting agreement with respect to any of the shares of the Common Stock or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of the Company, except as set forth in the Certificate.

                    4.8 The Company at all times will keep sufficient shares of its Common Stock available for issuance upon the conversion of the Preferred Stock.

                    4.9 The foregoing representations, warranties and agreements shall survive the Closing.

         5. PREFERRED STOCK PUT OPTION

                    5.1 Alterra hereby grants to Investor the right to sell to Alterra all, but not less than all, of the Preferred Shares to be purchased by Investor pursuant to this Agreement pursuant to the terms and conditions set forth herein (the "Put Option"). The Put Option shall be exercisable by the Investor (assuming that the Preferred Shares have not previously been redeemed by the Company in accordance with the Certificate) at any time from and after March 1, 2000 if and only if AHC Subsidiary shall not have closed on the acquisition of assisted living and (Alzheimer's care residences having an aggregate purchase price of in excess of $30 million pursuant to the Purchase Agreement. The Put Option shall be exercised by written notice from the Investor to Alterra at any time from and after March 1, 2000.

                    5.2 The purchase price for each of the Preferred Shares payable upon the exercise of the Put Option shall be equal to the sum of (i) $1,000 (the liquidation preference per Preferred Share), (ii) any accrued and unpaid dividends thereon (whether or not declared) at the time that the Put Option is exercised and (iii) an escalating amount equal to $1,500 if the Put Option is exercised at any time on or before March 31, 2000, which amount shall increase by $300 per month thereafter (commencing with April 2000) through the date that such Put Option is exercised. The repurchase of the Preferred Shares pursuant to the exercise of the Put Option shall be closed ten (10) business days following the exercise of the Put Option at the principal executive offices of Alterra at 1:00 p.m. Milwaukee time unless the parties shall designate a different date, time and place for such closing. At such closing: (i) Investor shall deliver to Alterra an instrument evidencing the transfer of all of the Preferred Shares, free and clear of all security interest, liens and restrictions, together with such other documents as Alterra may reasonably request in connection therewith; and (ii) Alterra shall deliver to Investor, by bank wire transfer to an account designated by Investor, payment of the purchase price payable pursuant to this Section 5.2, together with such other documents as Investor may reasonably request.



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         6. MISCELLANEOUS

                    6.1 Complete Agreement; Modification of Agreement. The Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof and may not be modified, altered or amended excepted by an agreement in writing signed by company and Investor.

                    6.2 Waiver of Jury Trial. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THE LOAN DOCUMENTS.

                    6.3 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provision of this Agreement.

                    6.4 Parties. This Agreement shall be binding upon, and inure to the benefit of, the successors of Company, Alterra and the Investor.

                    6.5 Governing Law. Except as to matters of internal corporate law, which shall be governed by the general corporation law of Delaware, in all other respects, including all matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Michigan applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

                    6.6 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notices, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, telecopied and confirmed by telecopy answerback or recognized overnight courier service addressed as follows:




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         (a)      If to Investor at:
                  c/o RDV Corporation
                  126 Ottawa Avenue, N.W.
                  500 Grand Bank Building
                  Grand Rapids, Michigan 49503

                  Attn:  President
                  Fax: 616-454-4654

                  With copies to:

                  Hecht & Lentz
                  333 Bridge St., N.W.
                  Suite 330
                  Grand Rapids, MI  49504

                  Attn:  David M. Hecht, Esq.
                  Fax:     616-776-7203

         (b)      If to Company or Alterra at:
                  c/o Alterra Healthcare Corporation
                  450 North Sunnyslope Rd.
                  Suite 300
                  Brookfield, MI  53005

                  Attn:  Chief Executive Officer
                  Fax:     414-789-6677

                  With Copies to:

                  Rogers & Hardin
                  229 Peachtree St., N.E.
                  2700 International Tower
                  Atlanta, GA  30303

                  Attn:  Alan C. Leet, Esq.
                  Fax:     404-525-2224

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on


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which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, as of the regularly scheduled time for delivery if delivered by a recognized delivery service or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of nay notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         6.7 Counterparts; Facsimile. This Agreement may be executed by facsimile signature and in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                                 AHC PURCHASER HOLDING, INC.


                                 By:   /s/ Mark W. Ohlendorf
                                    ---------------------------------------
                                 Name:  Mark W. Ohlendorf
                                 Title:  Vice President


                                 RDVEPCO, L.L.C.

                                 By: EDP Assisted Living Properties, L.L.C.,
                                          a member

                                       By: Elsa D. Prince Living Trust u/a dated
                                               January 27, 1976

                                             By: /s/ Elsa D. Prince
                                                -------------------------------
                                                 Elsa D. Prince, Trustee


                                 ALTERRA HEALTHCARE CORPORATION


                                 By: /s/ Mark W. Ohlendorf
                                    -------------------------------------------
                                 Name:  Mark W. Ohlendorf
                                 Title:  Senior Vice President



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                                    ARTICLE 1

           The name of the Corporation is AHC PURCHASER HOLDING, INC.


                                    ARTICLE 2

                  The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.


                                    ARTICLE 3

                  The nature of the business or purposes to be conducted or promoted by the Corporation is to engage solely in the following activities: (i) the investment in and ownership of AHC Purchaser, Inc., a Delaware corporation (the "Subsidiary"); and (ii) to perform its obligations and exercise its rights arising under (a) the Subscription and Organizational Agreement dated as of December 13, 1999 by and among the Company, RDVEPCO, L.L.C. (the "LLC") and Alterra Healthcare Corporation ("Alterra"), (b) the Loan Agreement (the "Loan Agreement") dated as of December 13, 1999 between LLC and Alterra, (c) the Guaranty dated as of December 13, 1999 made by the Corporation in favor of the LLC, (d) the Stock Pledge Agreement dated as of December 13, 1999 between the Corporation and the LLC, and (e) such other agreements and instruments as are contemplated by, the Loan Agreement and the Corporation shall have the power and authority to exercise all powers enumerated in the General Corporation Law of the State Delaware necessary or convenient to the conduct, promotion or attainment of the business or purposes set forth herein.


                                    ARTICLE 4

                  The total number of shares of all classes of stock which the Corporation has authority to issue is 3,857 shares, of which 2,857 shares shall be Common Stock, with par value of $.01 per share (the "Common Stock") and 1,000 shares shall be preferred stock, with $0.01 par value (the "Preferred Stock").

                  The designation and the powers, preferences and rights of the shares of Common Stock are as follows:

                  1. Shares of Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors. Each share of Common Stock shall be equal to every other share of Common Stock in every respect.

                  2. Each holder of Common Stock shall be entitled at all meetings of stockholders to one vote for each share of Common Stock held by it of record on the books of the Corporation.

                  3. Following the conversion of the Preferred Stock pursuant to the terms thereof, the holders of thirty percent (30%) of the then outstanding shares of Common Stock shall have the right to compel an orderly liquidation of the Corporation and the pro rata distribution of the funds thereby available to be distributed to all of the holders of the Common Stock, and upon the exercise of such liquidation right, the Corporation, as the sole stockholder of the Subsidiary, shall take all action necessary to liquidate the Subsidiary.

         The relative designations, powers, preferences, right, qualifications, limitations and restrictions of 1,000 shares of Preferred Stock, designated the "Convertible Preferred Stock", each of $.01 par value, are as follows:

         For the purposes of this Certificate of Incorporation, "Corporation" shall mean AHC Purchaser Holding, Inc.

         "Board of Directors" shall mean the board of directors of the Corporation.

         "Common Stock" shall mean the 2,857 authorized shares of common stock, $.01 par value per share of the Corporation.

         "Conversion Price" shall have the meaning provided in Subsection
(d)(6)(F) hereof.

         "Conversion Rate" shall have the meaning provided in Subsection (d)(1) hereof.

         "Invested Amount" per share of Preferred Stock shall mean $1,000.00, adjusted for subdivisions or combinations of the Preferred Stock. "Original Issue Date" shall have the meaning provided in Subsection (d)(4) hereof.

         "Preferred Stock" shall mean the 1,000 shares of Convertible Preferred Stock, $.01 par value, hereby designated.

         "Stockholders" shall mean the holders of the Preferred Stock and the holders of the Common Stock.

         The preferences, limitations and relative rights granted to and imposed upon the Preferred Stock are as follows:

         (a) Dividend Rights. From and after the Original Issue Date, the holders of outstanding shares of Preferred Stock shall be entitled to receive dividends at an annual rate of $80.00 per share, payable quarterly on or before the end of each fiscal quarters of the Corporation, as and when declared by the Board of Directors, prior and in preference to any declaration of payment of any dividend on the Common Stock of the Corporation. Such dividends shall be cumulative and shall accrue (on a daily basis) from the Original Issue Date, whether or not declared by the Board of Directors of the Corporation. Without the prior written consent of the holders of a majority of the outstanding Preferred Stock, voting separately as a class, no dividends shall be paid with respect to the Common Stock of the Corporation at any time as, and for so long as any shares of the Preferred Stock remain outstanding. Notwithstanding the foregoing, no dividends may be paid with respect to the Common Stock of the Corporation until all dividends declared or accrued on all outstanding shares of the Preferred Stock have been set apart and paid. Except as expressly set forth in Section (d), the Corporation shall be under no obligation to pay such dividends unless so declared by the Board of Directors.

         (b) Liquidation Rights. In the event of liquidation, dissolution or winding up of the Corporation, or a Sale or Merger (defined below), each holder of an outstanding share of the Preferred Stock shall be entitled to receive in exchange for and in redemption of his Preferred Stock by reason of the ownership thereof, (i) in the case of a liquidation, dissolution or winding up of the Corporation, from any funds legally available for distribution to Stockholders, and (ii) in the case of a Sale or Merger, from the net proceeds therefrom (defined for these purposes to mean the proceeds whether cash, securities or property, available for distribution to Stockholders or payable to the Stockholders by reason of the Sale or Merger), an amount equal to the Invested Amount, plus the amount of all accrued and unpaid dividends thereon (whether or not declared) on such share from the Original Issue Date (the "Liquidation Value").

         For purposes of this Section (b), a "Sale or Merger" of the Corporation shall mean (i) the sale of all or substantially all the Corporation's assets and
(ii) the acquisition of the Corporation by another entity (other than an entity that is wholly-owned by Alterra Healthcare Corporation, a Delaware corporation) by way of merger or consolidation resulting in the exchange of the outstanding shares of the Corporation for securities or consideration issued, or caused to be issued, by the acquiring corporation or its parent or subsidiary.

         All the preferential amounts to be paid to the holders of the Preferred Stock under this Section (b) shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of the Common Stock or any class or series of stock of the Corporation ranking junior to the Preferred Stock in connection with a liquidation, dissolution or winding up, or a Sale or Merger. If the assets or surplus funds to be distributed to the holders of the Preferred Stock are insufficient to permit the payment to such holders of the full amounts payable to such holders, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the full amount each such holder is otherwise entitled to receive.

         (c) Voting Rights. Except as otherwise provided in this Certificate of Incorporation, each share of the Preferred Stock shall be non-voting. Each holder of a share of the Preferred Stock shall be entitled to receive the same prior notice of any Stockholders' meeting as provided to the holders of Common Stock in accordance with the Bylaws of the Corporation, as well as prior notice of all Stockholder actions to be taken by legally available means in lieu of meeting, but, except as expressly provided in this Section (c) and, except for those matters required by law, or by the terms hereof, to be submitted to a class vote of the holders of Preferred Stock, the holders of the Preferred Stock shall not be entitled to vote with holders of the Common Stock upon any matter submitted to a vote of Stockholders. Fractional votes in any event shall not be permitted, and any fractions shall be disregarded in computing voting rights.

         Notwithstanding anything contained in this Section (c) to the contrary, should the Corporation fail for any reason (i) to redeem the Preferred Stock under the conditions and in accordance with the terms of Section (b) hereof,
(ii) to issue Common Stock in conversion of the Preferred Stock as provided in Section (d) hereof, or (iii) to comply with the protective provisions of Section
(f) hereof, and should such failure continue for a period of thirty consecutive
(30) days, then, for so long as said failure remains uncured, the holders of Preferred Stock shall be entitled, at any annual meeting of the Stockholders or any special meeting called for such purpose, voting together as a single class, to elect the smallest number of members of the Board of Directors necessary to constitute a majority of the full Board of Directors of the Corporation, and the holders of the Common Stock shall elect the remaining Directors. If, prior to the end of the term of any director elected as aforesaid by the holders of shares of the Preferred Stock, a vacancy in the office of such director shall occur by reason of death, resignation, removal or disability, or for any other reason, the right to fill such vacancy shall be vested in the holders of the Preferred Stock unless the right of such holders to elect such director shall have ceased as provided hereafter. At any time after such power to elect a majority of directors shall have so vested in the Preferred Stock, the Secretary of the Corporation may, and, upon the written request of the holders of record of ten percent (10%) or more of the then outstanding shares of the Preferred Stock, addressed to the Secretary at the principal office of the Corporation, the Secretary shall, call a special meeting of the holders of Preferred Stock for the election of the directors to be elected by them as hereinabove provided, to be held within thirty (30) days after such call and at the place and upon the notice provided by law and in the Bylaws of the Corporation for the holding of meetings of Stockholders. If any such special meeting required to be called as above provided shall not be called by the Secretary within thirty (30) days after receipt of any such request, then the holders of record of ten percent (10%) or more in amount of the Preferred Stock then-outstanding may designate in writing one of their number to call such meeting, and the person so designated may call such meeting to be held at the place and upon the notice above provided, and for that purpose shall have access to the Stock ledger of the Corporation. If any such special meeting shall be called by the Secretary of the Corporation or by the holders of the Preferred Stock as above provided, and if the holders of at least a majority of the Preferred Stock then outstanding and entitled to vote at such meeting shall be present or represented by proxy at such meeting or any adjournment thereof, then, by vote of the holders of at least a majority of such Preferred Stock present or so represented at such meeting, the then authorized number of directors of the Corporation shall be increased by two fold plus one and, at such meeting, the holders of the Preferred Stock shall be entitled to elect the additional directors so provided for, but any directors so elected shall hold office only until their respective successors are duly elected and qualified at the annual meeting of Stockholders or special meeting held in place thereof next succeeding their election. At such time, if any, as the holders of the Preferred Stock shall obtain the redemption referred to in clause (i) above, or obtain rectification of the failure to respect, or restoration of, the rights referenced in clause (iii) above, as the case may be, then the terms of office of all persons elected as directors by such holders shall forthwith terminate, and the number of directors shall be reduced accordingly. The foregoing remedy shall not be deemed exclusive, and shall be in addition to all other rights and remedies available at law or equity to t he holders of Preferred Stock.

         (d) Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

               (1) Conversion. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after December 31, 2000 at the office of the Corporation or any transfer agent for the Preferred Stock, into Common Stock at the initial Conversion Rate of one (1) fully paid and nonassessable share of Common Stock for each share of Preferred Stock, subject, however, to the adjustments described below. (The quotient obtained by dividing the number of shares of Common Stock into which each share of Preferred Stock may be converted by one is hereinafter referred to as the "Conversion Rate." The initial Conversion Rate shall be one (1).) Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the shares of Preferred Stock to be converted in accordance with the procedures described in Subsection (d)(3) below. The Corporation shall pay to the holder thereof promptly following such surrender all declared or accrued but unpaid dividend on the shares of Preferred Stock so converted to, and including, the date of such conversion; provided, however, that the Corporation may, at its option, in lieu of making a full cash payment of all such declared or accrued but unpaid dividends, make payment thereof in that number of whole shares of Common Stock calculated by dividing the total of such declared or accrued but unpaid dividends due such holder by the fair market value per share of the Common Stock, as determined in good faith by the Corporation's Board of Directors.

               (2) Treatment of Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Preferred Stock, and any shares of Preferred Stock surrendered for conversion that would other wise result in a fractional share of Common Stock shall be redeemed at the then effective Conversion Price per share, payable as promptly as possible when funds are legally available therefor.

               (3) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock pursuant to Subsection (d)(1) above, such holder shall surrender the certificate or certificates for such shares of Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent of the Preferred Stock, and shall give written notice to the Corporation at such office of the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued if different from the name shown on the books and records of the Corporation. Said conversion notice shall also contain such representations as may reasonably be required by the Corporation to the effect that the shares to be received upon conversion are not being acquired and will not be transferred in any way that might violate the then applicable laws. The Corporation shall, as soon as practicable thereafter and in no event later than thirty (30) days after the delivery of said conversion notice, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion pursuant to Subsection (d)(1) shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of the effective date of conversion specified in such section. All certificates issued upon the exercise or occurrence of the conversion shall contain a legend governing restrictions upon such shares imposed by law or agreement of the holder or his predecessors.

               (4) Adjustment for Subdivisions or Combinations of Common Stock. In the event the Corporation at any time or from time to time after the original issuance by the Corporation of Preferred Stock (hereinafter referred to as the "Original Issue Date") effects a subdivision or combination of its outstanding Common Stock into a greater or lesser number of shares without a proportionate and corresponding subdivision or combination of its outstanding Preferred Stock, then and in each such event the Conversion Rate shall be increased or decreased proportionately.

               (5) Adjustments for Dividends, Distributions and Common Stock Equivalents. In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into or entitling the holder thereof to receive additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder of such Common Stock Equivalents or the additional shares of Common Stock, and without a proportionate and corresponding dividend or other distribution to holders of Preferred Stock, then and in each such event the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) of Common Stock issuable in payment of such dividend or distribution or upon conversion or exercise of such Common Stock Equivalents shall be deemed, for purposes of this Subsection
         (d)(5), to be issued and outstanding as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date. In each such event the Conversion Rate shall be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Rate by a fraction:

                        (A) the numerator of which shall be the total number of
                  shares of Common Stock (x) issued and outstanding or deemed pursuant to the terms hereof to be issued and outstanding (not including any shares described in clause (y) immediately below), immediately prior to the time of such issuance or the close of business on such record date, plus (y) the number of shares of Common Stock issuable in payment of such dividend or distribution or upon conversion or exercise of such Common Stock Equivalents; and

                        (B) the denominator of which shall be the total number
                  of shares of Common Stock issued and outstanding or deemed to be issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

                  provided, however, that (i) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Rate shall be adjusted pursuant to this Subsection (d)(5) as of the time of actual payment of such dividends or distributions; or (ii) if such Common Stock Equivalents provide, with the passage of time or otherwise, for any decrease in the number of shares of Common Stock issuable upon conversion or exercise thereof (or upon the occurrence of a record date with respect thereto), the Conversion Rate computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such decrease be coming effective, be recomputed to reflect such decrease insofar as it affects the rights of conversion or exercise of the Common Stock Equivalents then outstanding; or (iii) upon the expiration of any rights of conversion or exercise under any unexercised Common Stock Equivalents, the Conversion Rate computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if the only additional shares of Common Stock issued were the shares of such Common Stock, if any, actually issued upon the conversion or exercise of such Common Stock Equivalents; or (iv) in the event of issuance of Common Stock Equivalents that expire by their terms not more than sixty (60) days after the date of issuance thereof, no adjustments of the Conversation Rate shall be made until the expiration or exercise of all such Common Stock Equivalents, whereupon such adjustment shall be made in the manner provided in this Subsection (d)(5).

                  (6) Adjustment of Conversion Rate for Diluting Issues. Except as otherwise provided in this Subsection (d)(6), in the event the Corporation sells or issues any Common Stock or Common Stock Equivalents at a per share consideration (as defined be low) less than the Conversion Price (as such term is defined Subsection (d)(6)(F) below) then in effect for the Preferred Stock, then the Conversion Rate (and, thereby, the Conversion Price) then in effect shall be adjusted as provided in paragraphs (A), (B), (C) and (F) hereof. For purposes of the foregoing, the per share consideration with respect to the sale or issuance of Common Stock shall be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents that are convertible into or exchangeable for Common Stock without further consideration, the per share consideration shall be determined by dividing the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) of Common Stock issuable with respect to such Common Stock Equivalents into the aggregate consideration received by the Corporation upon the sale of issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration shall be determined by dividing the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the total consideration receivable by the Corporation upon the conversion or exercise of such Common Stock Equivalents. The issuance of Common Stock or Common Stock Equivalents for no consideration shall be deemed to be an issuance at a per share consideration of $.01. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration shall be determined by the Board of Directors of the Corporation

                  As used herein, "Additional Shares of Common Stock" shall mean either shares of Common Stock issued subsequent to the Original Issue Date or, with respect to the issuance of Common Stock Equivalents, the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) of Common Stock issuable in exchange for, upon conversion of, or upon exercise of such Common Stock Equivalents.

                           (A) Upon each issuance of Common Stock for a per
                  share consideration less than the Conversion Price in effect on the date of such issuance, the Conversion Rate of the Preferred Stock in effect on such date shall be adjusted by multiplying it by a fraction:

                                    (x) the numerator of which shall be the
                           number of shares of Common Stock outstanding immediately prior to the issuance of such

                           Additional Shares of Common Stock, plus the number of such Additional shares of Common Stock so issued, and

                                    (y) the denominator of which shall be the
                           number of shares of Common Stock outstanding immediately prior to the issuance of such Additional shares of Common Stock plus the number of shares of Common Stock that the aggregate net consideration received by the Corporation for the total number of such Additional Shares of Common Stock so issued would purchase at the Conversion Price then in effect.

                           (B) Upon each issuance of Common Stock Equivalents,
                  exchangeable without further consideration into Common Stock, for a per share consideration less than the Conversion Price in effect on the date of such issuance, the Conversion Rate of the Preferred Stock in effect on such date shall be adjusted as in paragraph (A) of this Subsection (d)(6) on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of the Common Stock Equivalents, and the aggregate consideration received by the Corporation for such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

                           (C) Upon each issuance of Common Stock Equivalents
                  other than those described in paragraph (B) of this Subsection
                  (d)(6), for a per share consideration less than the Conversion Price in effect on the date of such issuance, the Conversion Rate of the Preferred Stock in effect on such date shall be adjusted as in paragraph (A) of this Subsection (d)(6) on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of such Common Stock Equivalents, and the aggregate consideration received and receivable by the Corporation on conversion or exercise of such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

                           (D) Once any Additional Shares of Common Stock have
                  been treated as having been issued for the purpose of this Subsection (d)(6), they shall be treated as issued and outstanding shares of Common Stock whenever any subsequent calculations must be made pursuant hereto, provided that on the expiration of any options, warrants or rights to purchase Additional Shares of Common Stock, the termination of any rights to convert or exchange for Additional Shares of Common Stock, or the expiration of any options or rights related to such convertible or exchangeable securities on account of which an adjustment in the Conversion Rate has been made previously pursuant to this Subsection (d)(6), the Conversion Rate shall forthwith be readjusted to such Conversion Rate as would have obtained had the adjustment made upon the issuance of such options, warrants, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common

                  Stock actually issued upon the exercise of such options, warrants or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                           (E) The foregoing notwithstanding, no adjustment of
                  the conversion Rate (and, thereby, the Conversion Price) shall be made as a result of the issuance of:

                                    (x) any shares of Common Stock upon the
                           conversion of shares of Preferred Stock;

                                    (y) any shares of Common Stock pursuant to
                           which the Conversion Rate and Conversion Price are adjusted under Subsection (4) or (5) of this Section
                           (d); or

                                    (z) any shares of Common Stock issued
                           pursuant to the exchange, conversion or exercise of any Common Stock Equivalents that have previously been incorporated into computations hereunder on the date when such Common Stock Equivalents were issued; or

                           (F) The Conversion Price at any one time hereunder
                  shall be equal to the quotient obtained by dividing the Invested Amount (defined in Section (b) above) by the then effective Conversion Rate. The initial Conversion Price hereunder shall be $1,000.00.

                  (7) De Minimis Adjustments. No adjustment to the Conversion Rate (and, thereby, the Conversion Price) shall be made if such adjustment would result in a change in the Conversion Price of less than $.01. Any adjustment of less than $.01 that is not made shall be carried forward and shall be made at the time of, and together with, any subsequent adjustment that, on a cumulative basis, amounts to an adjustment of $.01 or more in the Conversion Price.

                  (8) No Impairment. Except as provided in Section (f) hereof, the Corporation shall not, by amendment of this Certificate of Incorporation or its Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assisting the carrying out of all the provisions of this Section (d) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

                  (9) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Rate pursuant to this Section (d), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
         (ii) the Conversion Rate at that time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that at that time would be received upon the conversion of Preferred Stock.

                  (10) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities other than Preferred Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any Common Stock Equivalents or any right to subscribe for, purchase or other wise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or rights.

                  (11) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall be insufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         (e) Redemption of Preferred Stock. The Corporation may redeem all (but not less than all) of the shares of Preferred Stock from the holders thereof at any time after the Original Issue Date by delivering to such holders a redemption notice (the "Redemption Notice") and by paying in cash to such holder or holders in respect of each such shares the Redemption Price (defined below) within ninety (90) days of the Redemption Notice. The price payable for each redeemed share of Preferred Stock (the "Redemption Price") shall be equal to the Appraised Value (as determined below) of each such share on as as-if-converted basis; provided, however, that notwithstanding the foregoing, the amount payable to such holder of a share of Preferred Stock in redemption thereof shall in no event be less than the Invested Amount plus the aggregate amount of all accrued and unpaid dividends (whether or not declared) thereon through the date of such Redemption Notice, and shall be increased if necessary to equal the Liquidation Value, and in no event shall be more than, and shall be decreased if necessary to equal, an amount (the "Redemption Cap") equal to the Invested Amount plus the sum of (i) the aggregate amount of all accrued and unpaid dividends (whether or not declared) thereon through the date of such Redemption Notice and (ii) $1,500 if the Preferred Stock is redeemed on or before March

31, 2000, which amount shall increase by $300 per share of Preferred Stock for each month (or portion thereof) following March 2000 in which such redemption does not occur (e.g., the amount contemplated by this clause (ii) shall be $1,800 for any redemption effected in April 2000, $2,100 for any redemption effected in May 2000, etc.). Should the holders of the Preferred Stock and the Corporation be unable to agree during the twenty (20)-day period immediately succeeding the delivery of a Redemption Notice as to the Appraised Value without the employment of appraisers, then the holders of the Preferred Stock and the Corporation shall each select an appraiser experienced in the business of evaluating or appraising the market value of commercial real estate and long-term care and/or assisted living facilities (or similar businesses), and the appraisers so selected (the "Initial Appraisers") shall appraise such shares to be redeemed. If the difference between the resulting appraisals is not greater than ten percent (10%) of the higher appraisal, then the average of the appraisals shall be deemed the Appraised Value; otherwise, the Initial Appraisers shall select an additional appraiser who shall be experienced in a manner similar to the Initial Appraisers (the "Additional Appraiser"). If the Initial Appraisers fail to select such Additional Appraiser as provided above, then either the holders of the Preferred Stock or the Corporation may apply, after written notice to the other, to any judge of any court of general jurisdiction for the appointment of such Additional Appraiser. The Additional Appraiser shall appraise such shares to be redeemed as of the date of the redemption and shall forthwith give written notice of his determination to the Corporation and the holders of the Preferred Stock. The Appraised Value shall then be established by averaging all determinations of value, and then, disregarding the value determination that deviates most from such average, averaging the remaining value determinations. The Corporation shall pay the expenses and fees of the appraisers selected hereby. Notwithstanding the foregoing, the Corporation may always elect by written notice to the holders of Preferred Stock to redeem the Preferred Stock by paying the Redemption Cap per share, whereupon a determination of Appraised Value shall not be necessary. For all purposes hereof, the Appraised Value shall be determined assuming that: (i) the Corporation shall have caused its wholly-owned subsidiary, AHC Purchaser, Inc., a Delaware corporation (the "Subsidiary"), to sell each of the assisted living or dementia care facilities owned by the Subsidiary for the fair market value thereof without regard to (x) the encumbrance of any management agreement or other agreement with any affiliate of the Corporation or the Subsidiary relating thereto and (y) the competitive impact of any assisted living facility that is, or has been announced by Alterra Healthcare Corporation ("Alterra"), or one of its affiliates, to be, owned, operated or managed by Alterra or any such affiliate (excluding any facility then owned, operated, managed or under development or construction by Alterra or any such affiliate as of the date of this Certificate of Incorporation); (ii) the Subsidiary shall have satisfied all of its liabilities with the proceeds of such sale; (iii) the remaining proceeds shall have been distributed to the Corporation in complete liquidation of the Subsidiary; and (iv) in turn, the complete liquidation of the Corporation with the holders of the Preferred Stock receiving the greater of Liquidation Value and the amount such holders would receive if they exercised the Conversion Rights.

         Upon the determination of the Redemption Price, each holder of shares to be redeemed shall surrender the certificate representing such shares to the Corporation and shall receive payment of the Redemption Price therefor in cash. Redemption hereunder is subject to the legal availability of funds and to the extent delayed will occur as soon thereafter as funds are legally available therefor, with the determination of the Redemption Price to be made as of the date that the Corporation is first legally entitled to effect such redemption; provided, however, that any such delay shall nevertheless be subject to the remedial voting rights described in Section (c) hereof.

         (f) Protective Provisions. In addition to any other rights provided by law, so long as any shares of Preferred Stock shall be outstanding, except where the vote or written consent of the holders of a greater number of shares is required by law or by the Certificate of Incorporation, without first obtaining the affirmative vote or written consent of the holders of not less than two-thirds of such outstanding shares of Preferred Stock, the Corporation shall not:

                  (1) merge or consolidate with or into, or permit any subsidiary to merge or consolidate with or into, any other corporation, corporations, entity or entities;

                  (2) sell, abandon, transfer, lease or otherwise dispose of all or substantially all its properties or assets;

                  (3) voluntarily dissolve, liquidate, or wind up or carry out any partial liquidation, distribution or transaction in the nature of a partial liquidation or distribution;

                  (4) create or authorize the creation or increase the authorized amount of any additional class or series of shares of stock; increase the authorized amount of Preferred Stock; issue any additional shares of stock of any class or series other than (i) the 1,857 shares of Common Stock outstanding prior to the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware,
         (ii) the 1,000 shares of Preferred Stock to be issued pursuant to this Certificate of Incorporation and (iii) shares of Common Stock issued upon conversion of the Preferred Stock in accordance herewith; or create or authorize any obligation or security convertible into shares of Preferred Stock or into shares of any other class or series of stock, whether voting or non-voting; regardless of whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation, or by merger, consolidation or otherwise;

                  (5) amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or Bylaws, or file any certificate of designations, preferences and rights of any series of stock of the Corporation, if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Preferred Stock;

                  (6) pay any dividends with respect to any Common Stock; or

                  (7) as the sole stockholder of the Subsidiary, vote for or otherwise consent to amend or repeal any provision of, or add any provision to, the Subsidiary's Certificate of Incorporation.

         (g) Notices. Any notice required by the provision hereof to be given to the holders of shares of Preferred Stock shall be deemed given as of the second business day following deposit with the United States Postal Service, first-class, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.


                                    ARTICLE 5

        The name and mailing address of the incorporator are as follows:

                NAME                                  ADDRESS

             Alan C. Leet                             2700 International Tower
                                                      229 Peachtree Street, N.E.
                                                      Atlanta, Georgia  30303


                                    ARTICLE 6

                  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors shall have the power to make, adopt, amend and repeal the bylaws of the Corporation, including, to the extent permitted by law, any bylaw adopted by the stockholders of the Corporation unless such bylaw specifically provides that it may not be amended or repealed by the Board of Directors.

                                    ARTICLE 7

                  Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Election of Directors need not be by written ballot unless the Bylaws of the Corporation so provide.


                                    ARTICLE 8

                  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                    ARTICLE 9

                  The Corporation shall have the power and authority to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether or not by or in the right of the Corporation, by reason of the fact that he or she is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement to the maximum extent permitted by the General Corporation Law of the State of Delaware or other applicable law.


                                   ARTICLE 10

                  No Director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director; provided, however, that the foregoing clause shall not apply to any liability of a Director (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the Director derived an improper personal benefit.

                                   ARTICLE 11

         Notwithstanding any provision hereof to the contrary, in order to preserve and ensure its separate and distinct corporate identity, in addition to the other provisions set forth in this Certificate of Incorporation, the Corporation shall conduct its affairs in accordance with the following provisions:

                  1. It shall maintain separate corporation records and books of account from those of its parent and any affiliate;

                  2. Its Board of Directors shall hold appropriate meetings (or act by unanimous consent) to authorize all appropriate corporate actions, and in authorizing such actions, shall observe all corporate formalities;

                  3. It shall maintain financial statements separate from its parent and any affiliate;

                  4. It shall maintain an arm's length relationship with its parent and any affiliate;

                  5. It shall not enter into any contract or agreement with any affiliate except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm's-length basis with third parties other than an affiliate; and

                  6. It shall not sell, transfer or encumber any interest in the Subsidiary other than as contemplated by the Loan Agreement and the agreements and instruments contemplated thereby.

                  For purposes of this Article 11, the following terms shall have the following meanings:
                  "affiliate" means any person controlling or controlled by or under common control with the parent, including, without limitation (i) any person who has a familial relationship, by blood, marriage or otherwise with any director, officer or employee of the Corporation, its parent, or any affiliate thereof and (ii) any person which receives compensation for administrative, legal or accounting services from this corporation, its parent or any affiliate. For purposes of this definition, "control" when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the ownership of 10% or more of the voting interest in any entity shall be deemed to constitute control of such entity; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "parent" means, with respect to a corporation, any other corporation owning or controlling, directly or indirectly, fifty percent (50%) or more of the voting stock of the Corporation.

                  "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

                                   ARTICLE 12

         That certain AHC Purchaser Holding, Inc. Subscription and Organizational Agreement dated as of December 13, 1999 by and among the Corporation, Alterra and the LLC is hereby made a part of this Certificate of Incorporation and incorporated by reference as if fully set forth herein and a conformed copy (without its exhibits) is attached hereto as Exhibit A.

                  I, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate of Incorporation, hereby declaring and certifying that this is my act and deed and the facts stated herein are true, and accordingly have hereunto set my hand on this 13th day of December, 1999.



                                             -----------------------------------
                                             Alan C. Leet, Incorporator

                       ACTION OF THE BOARD OF DIRECTORS OF
                           AHC PURCHASER HOLDING, INC.
                       TAKEN BY UNANIMOUS WRITTEN CONSENT
                      IN LIEU OF AN ORGANIZATIONAL MEETING

         Pursuant to Sections 108 and 141(f) of the General Corporation Law of the State of Delaware, the undersigned, being all of the members of the Board of Directors of AHC PURCHASER HOLDING, INC., a Delaware corporation (the "Corporation"), do hereby consent to and adopt the following resolutions by unanimous written consent (the "Consent") in lieu of a special meeting and hereby waive any and all rights to notice of the time, place or purpose of such meeting to consider the actions taken herein and hereby direct that this instrument be filed with the minutes of the proceedings of the Board.

         RESOLVED, that the Certificate of Incorporation of the Corporation, a copy of which is attached hereto as Exhibit "A" and incorporated herein by this reference, as certified by the Secretary of State of the State of Delaware on December 13, 1999, is hereby accepted and approved for the Corporation;

         RESOLVED, that the following named persons are hereby declared elected to the offices of the Corporation set forth opposite their respective names to serve as such officers pursuant to the Bylaws:

              William F. Lasky           Chief Executive Officer, President
              Steven L. Vick             Chief Operating Officer
              Thomas E. Komula           Vice President, Secretary, Treasurer
              David M. Boitano           Vice President, Assistant Secretary
              Mark W. Ohlendorf          Vice President, Assistant Secretary
              John D. Peterson           Vice President, Assistant Secretary
              Mark Chapman               Vice President

         RESOLVED, that the Corporation shall have an executive committee (the "Executive Committee") comprised of two (2) members. The Board of Directors hereby delegates to the Executive Committee all of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, except for such powers and authority which may not by law be delegated to a committee of the Board of Directors of the Corporation. Any action of the Executive Committee may be taken by a written instrument signed by all the members of the Executive Committee, and such action shall be fully effective as if taken at a meeting of the Executive Committee. The Executive Committee shall keep regular minutes of the transactions of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the Corporation. The Board shall have the power at any time to change the membership of, to increase or decrease the membership of, to fill all vacancies in and to discharge the Executive Committee of the Board, or any member thereof, either with or without cause. The presence of all the members of the Executive Committee shall be required to constitute a quorum for the transaction of any business at any meeting of the Executive Committee, and all matters shall be decided at any such meeting by the affirmative vote of all the members of the Executive Committee present.

         RESOLVED, that the initial members of the Executive Committee shall be Thomas E. Komula and Mark W. Ohlendorf, each to serve in such capacity until the next annual meeting of the Board of Directors or until his successor is duly elected and qualified.

         RESOLVED, that the form of share certificate attached hereto as Exhibit "B" and incorporated herein by this reference is hereby adopted as the form of certificate to represent the shares of common stock of the Corporation;

         RESOLVED, that the form of share certificate attached hereto as Exhibit "C" and incorporated herein by this reference is hereby adopted as the form of certificate to represent the shares of preferred stock of the Corporation;

         RESOLVED, that the AHC Purchaser Holding, Inc. Subscription and Organizational Agreement of the Corporation, Alterra Healthcare Corporation and RDVEPCO, L.L.C. attached hereto as Exhibit "D" and incorporated herein by this reference, is hereby accepted in accordance with its terms;

         RESOLVED, that each of the Chief Executive Officer, President, any Vice President, the Secretary and any Assistant Secretary of the Corporation is hereby authorized to note acceptance upon said subscription agreement for the Corporation and that the officers of the Corporation specified in the Bylaws are hereby directed to issue share certificates to said subscriber in accordance with said subscription agreement;

         RESOLVED, that said shares, when issued in accordance with the Subscription and Organizational Agreement and the resolutions adopted hereby, shall be fully paid and nonassessable;

         RESOLVED, that the fiscal year of the Corporation shall end on December 31;

         RESOLVED, that each of the Chief Executive Officer, President, any Vice President, the Secretary and any Assistant Secretary of the Corporation is hereby authorized to take all steps necessary to qualify the Corporation to do business in such other states or foreign jurisdictions as the President or any Vice President may from time to time deem necessary, including, but not limited to, the appointment of statutory agents in such states upon whom all legal processes may be served;

         RESOLVED, that each of the Chief Executive Officer, President or any Vice President of the Corporation is hereby authorized to execute and deliver, on behalf of the Corporation, all contracts, deeds and other instruments, including, without limitation, the execution and delivery of all such documents as the Chief Executive Officer, President or any Vice President of the Corporation shall deem appropriate in connection with any business transactions into which the Corporation shall enter in fulfillment of its purpose, and the officers of the Corporation are hereby authorized to take such actions, in the name and on behalf of the Corporation, as any of them in his or her sole discretion deems necessary or appropriate to perform the Corporation's obligations under and enforce the terms and conditions of all such contracts, deeds and other instruments;

         RESOLVED, that the officers are hereby authorized to establish a banking relationship with any banking institution they deem proper, and all actions taken by the officers to so establish a banking relationship are hereby ratified, adopted and approved; that each of the Chief Executive Officer, President, any Vice President, the Secretary, any Assistant Secretary and the Treasurer of the Corporation is authorized to make checks and drafts against funds deposited therein on behalf of the Corporation and to enter into loan agreements with said banking institution as they deem proper in the best interest of the Corporation; and that the Secretary and each Assistant Secretary are each hereby authorized to execute and certify any standard form banking resolutions or agreements required by any such banking institution, attaching a copy of such resolutions to these minutes whereupon such resolutions shall be deemed to have been duly adopted by the Board of Directors as a part of this Consent;

         RESOLVED, that the Board hereby further authorizes, empowers and directs each of the Chief Executive Officer, President of the Corporation, and such other officers of the Corporation as the Chief Executive Officer, President may authorize, empower and direct, to take any and all such actions, and to pay over to, execute and deliver and file and record, as the case may be, any and all such documents, agreements, instruments, certificates or instructions (however characterized or described) as he or any such officers may deem necessary or advisable in order to carry into effect the purposes and intent of the foregoing resolutions as shall be evidenced conclusively by the taking of such actions or the execution and delivery and the filing and recording, as the case may be, of such documents, agreements, instruments, certificates or instructions; and

         RESOLVED, that any and all actions heretofore taken and any and all documents, agreements, instruments, certificates or instructions (however characterized or described) heretofore executed and delivered or filed and recorded, as the case may be, on behalf of the Corporation, by any duly elected officer of the Corporation in order to carry into effect the purposes and intent of the foregoing resolutions or the transactions contemplated therein or thereby are hereby ratified, confirmed, adopted and approved, in all respects.

         This Consent may be executed in counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument.


                         [SIGNATURES ON FOLLOWING PAGE]

         WITNESS the consent of the Directors of the Corporation given as of
this     day of December, 1999, which shall be the effective date of this instrument.



                                              ---------------------------------
                                              THOMAS E. KOMULA


                                              ---------------------------------
                                              WILLIAM F. LASKY


                                              ---------------------------------
                                              MARK W. OHLENDORF


                                              ---------------------------------
                                              STEVEN L. VICK

                                     BYLAWS
                                       OF
                           AHC PURCHASER HOLDING, INC.

                             A Delaware Corporation

                                    ARTICLE 1

                                     OFFICES

         Section 1.1 Registered office. The registered office of the Corporation in the State of Delaware shall be at 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address shall be The Corporation Trust Company.

         Section 1.2 Other offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors (the "Board") may from time to time determine or the business of the Corporation may require.

                                    ARTICLE 2
                            MEETINGS OF STOCKHOLDERS

         Section 2.1 Place and Time of Meetings. An annual meeting of the stockholders shall be held for the purpose of electing directors and conducting such other business as may properly come before the meeting. The date, time and place of the annual meeting, either within or without the State of Delaware, shall be determined by resolution of the Board of Directors. Special meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of the stockholders may be called by the President for any purpose and shall be called by the Secretary if directed by the Board of Directors.

         Section 2.2 Notice of Meetings. Except as otherwise required by law, notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a written notice thereof to the stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to the stockholder at stockholder's post office address furnished by stockholder to the Secretary of the Corporation for such purpose or, if stockholder has not furnished to the Secretary stockholder's address for such purpose, then at stockholder's post office address last known to the Secretary, or by transmitting a notice thereof to stockholder at such address by telegraph, cable or facsimile telecommunication. Notice shall be deemed given upon delivery (if by hand) or upon deposit in the mail (if by mail) or upon stockholder's receipt (if by telegraph, cable or facsimile).

         Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who waives such notice, and such notice shall be deemed waived by any stockholder who attends such meeting in person or by proxy, except by a stockholder who attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         Section 2.3 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such notice is otherwise expressly required by law or hereunder. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, the notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

         Section 2.4 List of Stockholders. The Secretary shall make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order and specifying the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the Directors to produce such a list at any meeting for the election of Directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence of which stockholders are entitled to examine the stock ledger, the list required by this section or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 2.5 Quorum. Except as otherwise provided by law or the Certificate of Incorporation, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. If a quorum is not present, the holders of the shares present in person or represented by proxy at the meeting, and entitled to vote thereat, shall have the power to adjourn the meeting to another time and/or place by the affirmative vote of the holders of a majority of such shares.

         Section 2.6 Voting; Proxies.

                  (a) At each meeting of the stockholders, each stockholder shall be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and held by the stockholder and registered in the stockholder's name on the books of the Corporation:

                           (i) on the date fixed pursuant to Section 7.5 of
                  these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

                           (ii) if no such record date is so fixed, then (a) at
                  the close of business on the day next preceding the day on which notice of the meeting is given or (b) if notice of the meeting is waived, at the close of business on the day next preceding the day on which the meeting is held.

                  (b) Unless otherwise provided in a shareholders agreement, persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote such shares, unless in the pledgor's transfer on the books of the Corporation he expressly empowered the pledgee to vote such shares, in which case only the pledgee or the pledgee's proxy may represent and vote such stock. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants in common, tenants by entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

                  (c) Unless otherwise provided in a shareholders agreement, voting rights may be exercised by the stockholder entitled thereto in person or by the stockholder's proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date, unless that proxy shall provide for a longer period. A duly executed proxy shall be irrevocable if it so states and if, and only for so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder who may have given a proxy prior to any meeting shall not, solely by attending such meeting, revoke the same unless he notifies the secretary of the meeting of his intent to revoke the proxy, in writing, prior to the voting of the proxy. At any meeting of the stockholders at which a quorum is present, all matters (except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law) shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon. Voting at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

         Section 2.7 Conduct of Meetings. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a Chairman designated by the Board of Directors, or in the absence of such designation by a Chairman chosen at the meeting by the stockholders attending. The Corporation's Secretary shall act as secretary of the meeting, but in his or her absence the Chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 2.8 Action Without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Any action taken pursuant to such written consent of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof.

                                    ARTICLE 3
                               BOARD OF DIRECTORS

         Section 3.1 General Powers. The property, business and affairs of the Corporation shall be managed by the Board.

         Section 3.2 Number and Term of Office. The number of directors shall be initially as set forth in the Certificate of Incorporation of the Corporation or as fixed by the Incorporator of the Corporation, and shall thereafter be as fixed by the Board of Directors. Directors need not be stockholders of the Corporation. The exact number of directors shall be as established by resolution of the Board in conformity with applicable laws. The directors of the Corporation shall hold office until their successors shall have been duly elected or appointed and shall qualify or until their resignation or removal in the manner hereinafter provided.

         Section 3.3 Election of Directors. The Board of Directors shall initially consist of the persons named as directors by the incorporator, and each director so elected shall hold office until the first annual meeting of the stockholders or until a successor is elected and qualified. At the first annual meeting of the stockholders and at each annual meeting thereafter, the stockholders shall elect directors, each of whom shall hold office for a term of one year or until a successor is elected and qualified.

         Section 3.4 Resignations; Removal. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time is not specified, immediately upon its receipt by the Board or Secretary. Unless otherwise specified in the notice, the acceptance of such resignation shall not be necessary to make it effective. Any director may be removed at any time, with or without cause, by the holders of a majority of shares of stock of the Corporation then entitled to vote at an election of directors, except as otherwise provided by statute.

         Section 3.5 Vacancies. Any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors or any other cause, may be filled by the remaining directors or by the shareholders by a plurality of the votes cast at a meeting of stockholders. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and shall qualify or until he shall resign or shall have been removed in the manner provided herein.

         Section 3.6 Place of Meeting, Etc. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting.

         Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

         Section 3.7 Annual Meeting. The Board shall meet as soon as practicable after each annual election of directors, and notice of such annual meeting shall not be required.

         Section 3.8 Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as required by law, notice of regular meetings need not be given.

         Section 3.9 Special Meetings. Special meetings of the Board shall be held whenever called by the President or a majority of the authorized number of directors. Except as otherwise provided by law or by these Bylaws, notice of the time and place of each such special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least three (3) days before the day on which the meeting is to be held, or shall be sent to him at such place by facsimile telecommunication, telegraph or cable or be delivered personally not less than forty-eight (48) hours before the time at which the meeting is to be held. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting other than a director who attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         Section 3.10 Quorum and Manner of Acting. Except as otherwise provided in these Bylaws or by law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. If no quorum exists, a majority of directors present at any meeting may adjourn the same from time to time until a quorum is present. Notice of any adjourned meeting need not be given.

         Section 3.11 Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Board or committee.

         Section 3.12 Compensation. The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each director for any expense incurred on account of attendance at any meetings of the Board or committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

         Section 3.13 Committees. By resolution passed by a majority of the whole Board, the Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the Board's resolution and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers requiring it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of a committee and that member's alternate, if the Board appoints alternates, the member or members thereof present at any meeting and not disqualified from voting (whether or not the member or members constitute a quorum) may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

         Section 3.14 Committee Rules. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by resolution of the Board designating such committee, but in all cases the presence of at least a majority of the members of such committee shall be necessary to constitute a quorum.

         Section 3.15 Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors or any committee designated by the Board at which action on any corporate matter is taken shall be deemed to have assented to the action taken unless his dissent is entered in the minutes of the meeting or unless he files his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or forwards such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

                                    ARTICLE 4
                                    OFFICERS

         Section 4.1 Number. The officers of the Corporation shall be chosen by the Board and shall consist of a President, a Secretary, a Treasurer and such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors. The Board may, if it so determines, elect one or more Vice Presidents and may choose a Chairman of the Board and Chief Executive Officer from among its members. Any number of offices may be held by the same person. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable, except the offices of President and Secretary.

         Section 4.2 Election; Term of Office; Qualifications. The officers of the Corporation, except such officers as may be appointed in accordance with
Section 4.3, shall be elected annually by the Board at the first meeting thereof held after the election of the Board. Each officer shall hold office until his successor has been duly chosen and qualifies or until his resignation or removal in the manner hereinafter provided.

         Section 4.3 Assistants, Agents and Employees, Etc. In addition to the officers specified in Section 4.1, the Board may appoint such other assistants, agents and employees as it may deem necessary or advisable, including one or more Assistant Secretaries, and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any such assistants, agents or employees.

         Section 4.4 Resignation; Removal. Any officer or agent may resign at any time upon written notice to the Board or the Secretary of the Corporation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 4.5 Vacancies. A vacancy in any office caused by death, resignation, removal, disqualification or otherwise, may be filled by the Board for the unexpired portion of the term of that office by a majority vote of the directors then in office.

         Section 4.6 Chairman of the Board and Chief Executive Officer ("Chairman"). The Chairman, if one is elected, shall preside at all meetings of the Board and stockholders; shall have, with the assistance of the President, general responsibility for the active management of the business of the Corporation; and shall perform such other duties and have such other powers as the Board may from time to time prescribe. In addition to the President, the Chairman shall have authority to execute bonds, mortgages and other contracts (whether or not requiring a seal), except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof are expressly delegated by the Board to some other officer or agent of the Corporation.

         Section 4.7 The President. The President, subject to guidance and assistance of the Chairman of the Board, if one is elected, shall preside at all meetings of the stockholders; shall have general and active management of the business of the Corporation; shall, in the absence of the Chairman, preside at meetings of the Board and stockholders; and shall see that all orders and resolutions of the Board are carried into effect. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof are expressly delegated by the Board to some other officer or agent of the Corporation.

         Section 4.8 Vice President. The Vice President, or if there shall be more than one, the vice presidents in the order determined by the Board, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the Board or the Chairman may, from time to time, determine or these bylaws may prescribe.

         Section 4.9 Secretary and Assistant Secretaries. The Secretary shall attend all meetings of the Board and all meetings of the stockholders; shall record all the proceedings of the meetings of the stockholders and of the Board in a book to be kept for that purpose; and shall perform like duties for the Board's standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board; shall perform such other duties as may be prescribed by the Board or President, under whose supervision he or she shall act; shall have custody of the corporate seal of the Corporation; and shall have authority to affix the same to any instrument requiring it and, when it is so affixed, may attest it by his or her signature. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Assistant Secretary, or if there be more than one, the assistant secretaries in the order determined by the Board, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

         Section 4.10 Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; shall deposit all monies and other valuable effects in the name and to the credit of the Corporation as may be ordered by the Board taking proper vouchers for such disbursements; and shall render to the President and to the Board, at its regular meetings or when the Board so requires, an account of the Corporation. If required by the Board, the Treasurer shall give the Corporation a bond (which shall be rendered every six (6) years) in such sums and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession or under the control of the Treasurer belonging to the Corporation. The Assistant Treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

         Section 4.11 Compensation. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. None of such officers shall be prevented from receiving such compensation by reason of the fact that he or she is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving such compensation by reason of the fact that he or she is also a director of the Corporation.

                                    ARTICLE 5
                                 INDEMNIFICATION

         Section 5.1 Action, Etc. Other Than by or in the Right of the Corporation. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contenders or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his or her conduct was unlawful.

         Section 5.2 Actions, Etc., by or in the Right of the Corporation. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys, fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery of the State of Delaware or such other court shall deem proper.

         Section 5.3 Determination of Right of Indemnification. Any indemnification under Section 5.1 or 5.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 5.1 or 5.2. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders.

         Section 5.4 Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Article, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.1 or 5.2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         Section 5.5 Prepaid Expenses. Expenses incurred by an officer or director in defending a civil, criminal, administrative, or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, as the Board deems appropriate.

         Section 5.6 Other Rights and Remedies. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 5.7 Insurance. Upon resolution passed by the Board, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

         Section 5.8 Constituent Corporations. For the purposes of this Article, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

         Section 5.9 Other Enterprises, Fines, and Serving at Corporation's Request. For the purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as used in this Article.


                                    ARTICLE 6
                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

         Section 6.1 Execution of Contracts. The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

         Section 6.2 Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

         Section 6.3 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power is delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the President, any Vice President or the Treasurer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money that are payable to the order of the Corporation.

         Section 6.4 General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power is delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                    ARTICLE 7
                                      STOCK

         Section 7.1 Certificates for Stock. Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by him. The certificates representing shares of such stock shall be numbered in the order in which they are issued and shall be signed in the name of the Corporation by the President or a Vice President, and by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any or all of the signatures on the certificates may be a facsimile. If any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, has ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature was placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except as provided in Section 7.4.

         Section 7.2 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 7.3, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes. Whenever any transfer of shares is made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates are presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

         Section 7.3 Regulations. The Board may make such rules and regulations as it may deem expedient (if not inconsistent with these Bylaws) concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

         Section 7.4 Lost, Stolen, Destroyed and Mutilated Certificates. In any case of loss, theft, destruction or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper to do so.

         Section 7.5 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders (or any adjournment thereof) or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty
(60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If, in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders or expressing consent to corporate action without a meeting, the Board shall not fix such a record date, then the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                                    ARTICLE 8
                                  MISCELLANEOUS

         Section 8.1 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board.

         Section 8.2 Seal. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and the year of incorporation.

         Section 8.3 Waiver of Notices. Whenever notice is required to be given by these Bylaws, by the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

         Section 8.4 Amendments. These Bylaws, or any of them, may be amended, modified, repealed or adopted and new Bylaws may be made (i) by the Board, acting at any meeting of the Board, or (ii) by the stockholders, at any annual meeting of stockholders, without previous notice, or at any special meeting of stockholders, provided that notice of such proposed amendment, modification, repeal or adoption is given in the notice of special meeting. Any Bylaws made or altered by the stockholders may be altered or repealed by either the Board or the stockholders.